Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

Novasep Agreement

On March 20, 2015, the Company entered into a Development, Manufacturing and Supply Agreement (the “Manufacturing Agreement”) with Novasep, Inc. (“Novasep”) which superseded the Letter Agreement dated December 19, 2014 by and between the Company and Novasep. Under the terms of the Manufacturing Agreement, the parties agreed to continue the work initiated under the Letter Agreement, including the work necessary to prepare for the potential manufacture of MYDICAR drug substance (AAV1/SERCA2a) at the facilities of Novasep’s affiliate Henogen in Europe (the “Novasep Facility”). Pursuant to the Manufacturing Agreement (and as previously agreed in the Letter Agreement), in exchange for payments from the Company to Novasep totaling up to €4,750,000, Novasep agreed to (i) conduct the engineering design work for facility modifications that would be necessary for the manufacture of MYDICAR drug substance, (ii) undertake initial process and analytical transfer and initial scale-up work in support of such potential future commercial manufacturing of MYDICAR drug substance, and (iii) allocate the resources and capacity necessary for the foregoing activities. The parties have also agreed to proceed with the additional process transfer, engineering/construction, scale-up and development activities necessary for future production of MYDICAR drug substance in accordance with current Good Manufacturing Practices (“GMP”), and agreed to terms of a commercial supply arrangement with a term through at least December 31, 2018, with extension options through 2020 in favor of the Company. The Company has the right to terminate the Manufacturing Agreement, exercisable for a specified period of time following the un-blinding of the data from the Company’s Phase 2b clinical trial of MYDICAR (CUPID 2), if the Company concludes in good faith that the CUPID 2 data is such that the Company does not require production of MYDICAR drug substance at the Novasep Facility. The Company expects to un-blind the data from the CUPID 2 trial in late April 2015.

Unless the Company exercises the post CUPID 2 data termination right described above, the Company will be obligated to (i) fund Novasep’s modifications to the Novasep Facility through time- and event-triggered milestone payments, (ii) make additional payments for the development services to be performed by Novasep, and (iii) commit to purchase a specified number of batches of MYDICAR drug substance (or make minimum payments with respect to any such batches that are not purchased) through 2018 (if the Company elects that the Novasep Facility be operated as a multi-product facility) or through 2019 (if the Company elects to have the Novasep Facility dedicated to MYDICAR drug substance production during the term of the Manufacturing Agreement).

In addition to the above-described post CUPID 2 data termination right, the Company has the right to terminate the Manufacturing Agreement (i) at will on or before March 31, 2016, (ii) following the shut-down or non-production of the Novasep Facility for a specified period of time, or (iii) upon Novasep’s debarment. Additionally, each party may terminate the Manufacturing Agreement upon uncured material breach thereof by the other party, upon the other party’s insolvency or bankruptcy, or in the event of a continuing force majeure preventing performance. Upon any termination of the Manufacturing Agreement by Celladon following the expiration of the post CUPID 2 data termination right either for convenience or for any reason other than material breach of the Manufacturing Agreement, shut-down or non-production of the Novasep Facility for a period extending longer than six months, or Novasep’s insolvency, the Company is obligated to pay previously-unreimbursed amounts incurred by Novasep and specified termination fees as set forth in the Manufacturing Agreement.